CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Triton Emission Solutions Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Kopple, Chairman and Member of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2017

/s/ Robert Kopple

Robert Kopple

Chairman and Member of the Board of Directors